UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 5, 2010 (September 29, 2010)

Baldwin Technology Company, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)
1-9334	13-3258160
(Commission File Number)	(IRS Employer Identification No.)
Two Trap Falls Road, Suite 402, Shelton, CT	06484
(Address of Principal Executive Offices)	(Zip Code)
203-402-1000
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05        Costs Associated with Exit or Disposal Activities

On September 30, 2010, Baldwin Technology Company, Inc. (the “Company”) committed to the principal features of a plan (the “Plan”) to restructure some of its existing operations. The objective of the Plan is to achieve operational efficiencies in Japan and in the United Kingdom by reducing costs to better position the Company in the current competitive marketplace. Actions under the Plan commenced in September 2010.

The costs associated with the Plan will be charged to the Company’s results of operations during the first quarter of Fiscal 2011 and consist primarily of employee personnel costs. The Company expects to incur costs of approximately $200,000 anticipated to be paid in cash during Fiscal 2011. No non-cash charges are contemplated in connection with the Plan. The Company estimates that annual savings from the personnel reductions under the Plan will be approximately $675,000.

Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 29, 2010, the Board of Directors (the “Board”) of Baldwin Technology Company, Inc. (“Baldwin” or the “Company”) elected Mark T. Becker as President and Chief Executive Officer of the Company, effective October 1, 2010.  Mark T. Becker, age 51, has served as a Director of the Company since 2001.  He was the Lead Director of the independent directors of the Board from May through September 2010, and served on the Compensation, Audit and Nominating Committees.  From 2008 to 2010, Mr. Becker was Vice President of Sun Capital Partners, Inc., a private investment firm.  From 2007 through 2008, Mr. Becker was the Chief Operating Officer and Chief Financial Officer of Havells Sylvania, an international subsidiary of Havells India, Ltd., a Delhi based manufacturer of electronic switchgear and lighting products, listed on the India National and Mumbai stock exchanges.  From 2004 through 2007 when the business was sold to Havells, Mr. Becker was the Chief Financial Officer of SLI Holdings International LLC, a manufacturer of Sylvania lighting systems.   The specific experience, qualifications, attributes and skills that led to the conclusion that Mr. Becker should serve as a director of the Company include his substantial international experience in senior operational and management roles, his leadership abilities and his extensive financial background.  He was designated as one of the financial experts on the Audit Committee in previous years.

Additional information is contained in the Company’s press release dated October 1, 2010, and filed with this Current Report on Form 8-K as Exhibit 99.1, which is incorporated herein by this reference.

In connection with his employment as President and CEO of the Company, Mr. Becker will be paid an annual base salary of $300,000.  He has the potential to earn a bonus in an amount equal to twice his annual base salary if certain targets are achieved during the Company’s fiscal year ending June 30, 2011.  In addition, Mr. Becker was granted options to purchase 400,000 shares of the Company’s Class A Common Stock at $1.20 per share.  The Company is currently in the process of finalizing the terms of an employment agreement with Mr. Becker.

The Company confirms, as required by regulations under the Securities Exchange Act of 1934 (the “Exchange Act”), that (1) there is no family relationship between Mr. Becker and any director or executive officer of the Company, (2) there was no arrangement or understanding between Mr. Becker and any other person pursuant to which he was elected as an officer of the Company, and (3) there is no transaction between Mr. Becker and the Company that would require disclosure under Item 404(a) of Regulation S-K.

The Company and Karl S. Puehringer mutually agreed to terminate Mr. Puehringer’s employment by the Company as President and Chief Executive Officer of the Company, effective as of the close of business on September 30, 2010.  Mr. Puehringer also resigned as a Director of the Company, effective as of the close of business on September 30, 2010.   In conjunction with Mr. Puehringer’s departure from the Company, the Company will pay to Mr. Puehringer, among other things, as severance an amount equal to twice his current annual base salary, or a total of $840,000, and deferred compensation equal to the amount of deferred compensation that would have been payable to him under the terms of  his employment agreement. A copy of the Termination Agreement is attached to this Report as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

	10.1	Termination Agreement between Baldwin Technology Company, Inc. and Karl S. Puehringer dated September 30, 2010 (filed herewith).

	99.1	Press Release entitled “Baldwin Technology Announces New CEO Mark T. Becker” dated October 1, 2010 (filed herewith).

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond the Company’s control, which could cause actual results to differ materially from those set forth in, or implied by, such forward-looking statements. All statements other than statements of historical facts included in this Current Report on Form 8-K, including statements regarding the Company’s expected restructuring and related charges and expenses associated with the Plan, are forward-looking statements. All forward-looking statements speak only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In addition to the risks and uncertainties of ordinary business operations and conditions in the general economy and the markets in which the Company competes, the forward-looking statements of the Company contained in this Current Report on Form 8-K are also subject to the following risks and uncertainties: the Company’s restructuring and related charges and expenses associated with the Plan varying materially from management’s current estimates of these charges and expenses due to variations in anticipated headcount reductions, contract terminations, and costs of the implementation of the Plan; and other risks and uncertainties described in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2010, and other Securities and Exchange Commission filings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BALDWIN TECHNOLOGY COMPANY, INC.
(Registrant)

		By:	/s/	John P. Jordan
John P. Jordan
Vice President, Treasurer and
Chief Financial Officer

Dated:	October 5, 2010

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